AIR TRANSPORT SERVICES GROUP
INVESTOR PRESENTATION

FEBRUARY | 07 | 2023



RICH CORRADO | PRESIDENT & CEO
MATT FEDDERS | VP CONTROLLER

WITH RESILIENCE, FLEXIBILITY AND INTEGRITY

A 360º set of top-quality capabilities and a tenacious approach that overcomes challenges and allows their opportunities to take flight

ATSG
AIR TRANSPORT SERVICES GROUP

@ATSGinc ATSGinc.com slide 2 CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS Except for historical information contained herein, the matters discussed in this presentation contain forward-looking statements that involve risks and uncertainties. A number of important factors could cause Air Transport Services Group, Inc.'s ("ATSG's") actual results to differ materially from those indicated by such forward-looking statements. Such factors include, but are not limited to: (i) the extent to which changes in market conditions impact the number, timing, and scheduled routes of aircraft deployments to new and existing customers; (ii) the cost and timing with respect to which we are able to purchase and modify aircraft to a cargo configuration, which may be impacted by global supply chain disruptions; (iii) our operating airlines' ability to maintain on-time service and control costs; (iv) our ability to remain in compliance with key agreements with customers, lenders and government agencies; (v) persistent elevated rates of inflation and changes in general economic and/or industry-specific conditions such as higher labor costs, increases in interest rates, an economic recession, and downturns in customer business cycles; (vi) the impact arising from COVID-19 outbreaks, including the emergence of COVID-19 variants; (vii) mark-to-market changes on certain financial instruments; and (viii) other factors that are contained from time to time in ATSG's filings with the U.S. Securities and Exchange Commission, including its annual report on Form 10-K and quarterly reports on Form 10-Q. Readers should carefully review this presentation and should not place undue reliance on ATSG's forward-looking statements. These forward-looking statements were based on information, plans and estimates as of the date of this presentation. Except as may be required by applicable law, ATSG undertakes no obligation to update any forward-looking statements to reflect changes in underlying assumptions or factors, new information, future events or other changes. This presentation also refers to non-GAAP financial measures from continuing operations, including adjusted earnings, adjusted earnings per share, adjusted pretax earnings, adjusted EBITDA, and adjusted free cash flow. Management believes these metrics are useful to investors in assessing ATSG's financial position and results. These non-GAAP measures are not meant to be a substitute for ATSG’s GAAP financials. We advise you to refer to the reconciliations to GAAP measures, which are included in the company’s 8-K, 3Q Form 10Q, and accompanying earnings release furnished and dated 11/3/2022.

@ATSGinc ATSGinc.com slide 3 ATSG offers midsize aircraft leasing solutions with an unmatched set of complementary cargo and passenger services ATSG’S DIFFERENTIATED BUSINESS MODEL FINANCIALS Solid balance sheet and conservative financial policy Significant revenue and cash flow visibility through long-term leases and operating contracts with blue-chip customer base Business significantly immunized against GDP cycles No payload or fuel price risk SERVICES Differentiated value- added service offerings improve customer retention – most leasing customers use several services Best-in-class CMI airline operations for integrator and e-commerce networks Heavy maintenance, line maintenance, conversion, and engine PBC services Aircraft and cargo handling, sort operations, MHE and GSE service MARKET E-commerce enabler, providing critical service globally to customers including Amazon, DHL, and UPS World’s largest lessor of freighter aircraft Largest provider of passenger charter service to the DoD and other governmental agencies Differentiated package of value-added aviation services, building long- term customer partnerships Decades of experience with express network airline operations ASSET Owned aircraft portfolio focused on midsize freighters - the asset of choice for express and e- commerce driven regional air networks Boeing 767 freighter is ideally suited to regional network flying due to high reliability, cubic capacity and durable performance 767 is the fastest growing freighter in regional air networks around the world Airbus A321 and A330 conversions position ATSG to capitalize on midrange freighter demand

@ATSGinc ATSGinc.com slide 4 BUNDLED SERVICES FOR TURNKEY SOLUTIONS

@ATSGinc ATSGinc.com slide 5 DHL - ME Cargojet Airways ATSG fleet expansion through 2025 is focused on the growing regional global markets with continued growth in Canada, Mexico, Africa, and Malaysia. We Are Worldwide Emerging markets continue to fuel ecommerce growth with Southeast Asia 18.6%, Middle East/Africa 16.0%, and Latin America 12.7% (Source: emarketer 12/21) Global E-commerce Growth ATSG GLOBAL GROWTH SUPPORTED BY E-COMMERCE AND EXPRESS NETWORKS GLOBAL RETAIL AND E-COMMERCE SALES WITH E-COMMERCE AS % OF TOTAL RETAIL SALES (SALES IN BILLIONS US DOLLARS) $5.1 $5.4 $5.9 $6.5 $7.1 $7.6 $26.4 $28.2 $29.3 $30.6 $31.7 $32.8 19.3% 19.3% 20.2% 21.2% 22.2% 23.3% 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% 30.0% 35.0% 40.0% 45.0% 50.0% $0.0 $5.0 $10.0 $15.0 $20.0 $25.0 $30.0 $35.0 2021 2022 2023 2024 2025 2026 Global ecommerce Sales Global Retail Sales

@ATSGinc ATSGinc.com slide 6 THIRD QUARTER 2022 HIGHLIGHTS Customer Revenues $517 million, up $51 million or 11% over 3Q 2021 Adjusted EPS* of $.60, vs. $.57 in 3Q 2021, up 5% TTM Adjusted EBITDA* $633 million, up 25% vs $508 million TTM 3Q 2021 Consistently strong Adjusted Free Cash Flow** ($373 million current trailing twelve months) 2022 Adjusted EBITDA Guidance of $640 million, up nearly $100 million vs 2021 *Non-GAAP measure, please see the company’s 8K and accompanying earnings release for GAAP reconciliation furnished and dated 11/3/2022 ** Non-GAAP measure, please see enclosed GAAP reconciliation GAAP EPS (basic) from Continuing Operations $.68

@ATSGinc ATSGinc.com slide 7 3Q 2022 FINANCIALS REVENUE ($ in millions) $517 $466 3Q 2022 3Q 2021 $67 $61 3Q 2022 3Q 2021 $0.60 $0.57 3Q 2022 3Q 2021 $163 $153 3Q 2022 3Q 2021 PRETAX INCOME BY SEGMENT ($ in millions) $37 $25$29 $58 3Q 2021 3Q 20213Q 2022 3Q 2022 * ** ADJUSTED PRE-TAX EARNINGS * ADJUSTED EPS* ADJUSTED EBITDA * ($ in millions) ($ in millions) *Non-GAAP measure, please see the company’s 8K and accompanying earnings release for GAAP reconciliation furnished and dated 11/3/2022 CAM ACMI ** ACMI 3Q 2021 included $30M from government grants. No government grants will be recognized in 2022.

@ATSGinc ATSGinc.com slide 8 ADJUSTED EBITDA* -TRAILING TWELVE MONTH TREND ▪ 3Q 2022 Adjusted EBITDA up 6% vs 3Q 2021; up 24% for first nine months of 2022 vs 2021 ▪ Larger fleet of Company owned Boeing 767s aircraft under lease ▪ In-service fleet increased by twelve aircraft since September 2021; six CAM-owned and six customer-provided aircraft TTM ENDING *Non-GAAP measure, see GAAP reconciliation attached. For additional information about non–GAAP adjustments, see the company’s 8K and accompanying earnings release. ($ in millions) $508 $541 $593 $623 $633 SEP 2021 DEC 2021 MAR 2022 JUN 2022 SEP 2022

@ATSGinc ATSGinc.com slide 9 CAPITAL EXPENDITURES -TRAILING TWELVE MONTH TREND SUSTAINING CAPITAL EXPENDITURES Cost of planned airframe maintenance, engine overhauls, technology, and other property and equipment. GROWTH CAPITAL EXPENDITURES Cost of aircraft acquisitions and freighter modifications. ($ in millions) $359 $322 $309 $327 $346 $185 $183 $179 $172 $179 SEP 2021 DEC 2021 MAR 2022 JUN 2022 SEP 2022 TOTAL CAPITAL EXPENDITURES $544 $505 $488 $499 $525 TTM ENDING ▪ Twenty-one aircraft in conversion on September 30, 2022 with three to be leased in Q4 22 ▪ Projected 2022 Total Capital spend of $625M - $195M for Sustaining and $430M for Growth

@ATSGinc ATSGinc.com slide 10 ADJUSTED FREE CASH FLOW** -TRAILING TWELVE MONTH TREND ($ in millions) $333 $400 $406 $355 $373 $185 $183 $179 $172 $179 SEP 2021 DEC 2021 MAR 2022 JUN 2022 SEP 2022 OPERATING CASH FLOWS (GAAP) $518 $583 $585 $527 $552 TTM ENDING SUSTAINING CAPITAL EXPENDITURES ADJUSTED FREE CASH FLOW (NON-GAAP) **Adjusted Free Cash Flow is a Non-GAAP measure and equals Operating Cash Flow less Sustaining Capital Expenditures ▪ Stable sustaining capital expenditures ▪ ATSG received $83M in non repayable COVID PSP grants between October 2020 through May 2021 ▪ Adjusted Free Cash Flow funds Growth Capex

@ATSGinc ATSGinc.com slide 11 FLEET GROWS WITHOUT ADDITIONAL DEBT ($ in millions) ▪ CAM owned 133 aircraft on September 30, 2022 including twenty-one being converted to freighters ▪ Debt leverage under bank agreement, which includes government grant proceeds, improved from 2.18x in September 2021 to 2.06x in September 2022 $1,369 $1,299 $1,274 $1,359 $1,370 122 121 124 130 133 SEP 2021 DEC 2021 MAR 2022 JUN 2022 SEP 2022 TOTAL DEBT OWNED FLEET END OF PERIOD Debt amounts shown reflect long term plus current portion of balance sheet debt at end of month shown.

@ATSGinc ATSGinc.com slide 12 ▪ Through September 30, 2022 revenue and earnings gains fueled by seven incremental externally leased aircraft since September of 2021 ▪ ACMI customers assigned six more 767 freighters they own or lease from others since September 2021 ▪ Strong international demand for midsize freighters; all but two of this year’s new freighter leases will operate outside the U.S. ▪ E-commerce, strong driver of consumer shopping for convenience and price, supports increased flying in air cargo networks NINE MONTHS OF 2022 PERFORMANCE DRIVERS

@ATSGinc ATSGinc.com slide 13 ▪ Projected Adjusted EBITDA for 2022 at least $640M ▪ Omni passenger and ATI combi flights continue to increase for 2022 ▪ 2022 capital spending projected at $600M, including $412M for growth plus $188M for sustaining ▪ Long-term aircraft leases, network operating agreements and government flying mitigates economic risk from inflation and GDP slowdown 2022 OUTLOOK

@ATSGinc ATSGinc.com slide 14 ▪ Convert and deliver fourteen Boeing 767-300 freighter aircraft in 2023. Purchase feedstock to convert and deliver sixteen 767-300 freighters for lease in 2024 ▪ Convert and lease at least six Airbus A321-200 cargo aircraft to fulfill lease orders from customers based in Europe and Asia-pending regulatory review by the European Union Aviation Safety Agency (EASA). A similar number is expected in 2024. ▪ Begin conversion of Airbus A330-300 for lease in 2024. Expect to lease thirty through 2028 with more than two-thirds of those already under customer commitments. ▪ Continue to lease into 2024 four of twelve Boeing 767-200 freighters currently leased to Amazon with the additional eight due to expire between May and September 2023. CAM expects to retire at least three of the eight to utilize the engines and re-lease the majority of the remaining five. 2023 AND BEYOND

@ATSGinc ATSGinc.com slide 15 THANK YOU!